SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

FEDFIRST FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-54124	25-1828028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

565 Donner Avenue, Monessen, Pennsylvania 15062

(Address of principal executive offices) (Zip Code)

(724) 684-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On January 23, 2013, FedFirst Financial Corporation (the “Company”) announced that the Company’s Board of Directors approved a new program to repurchase up to 254,000 shares of the Company’s outstanding common stock, which is approximately 10% of the outstanding shares.  The Company also announced their annual meeting will be held on May 23, 2013.

For more information, reference is made to the Company’s press release dated January 23, 2013, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1	Press Release dated January 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: January 23, 2013	By:	/s/ Patrick G. O’Brien
Patrick G. O’Brien
President and Chief Executive Officer